Exhibit 10.3
                      UNSECURED REVOLVING CREDIT AGREEMENT


                  This Unsecured Revolving Credit Agreement, dated as of June 23, 1998 (this "Agreement"), is entered into by and between HOMESIDE LENDING, INC., a Florida corporation (the "Borrower"), and NATIONAL AUSTRALIA BANK LIMITED A.C.N.004044937, an Australian corporation (the "Lender").

         The parties hereto hereby agree as follows:

     1. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below.

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

          "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

          "Maturity Date" means June 22, 1999 or such earlier date as the Loans may be due and payable -------------- pursuant to Section 4.

          "Obligations" means the unpaid principal and interest on the Loans and the Note and all other obligations and liabilities of the Borrower to the Lender (including, without limitation, interest accruing at the then applicable rate provided in the Note after the maturity of the Loans and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Loans, the Note, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of this agreement.

          "Regulatory Limitation" means any lending limit or other limitation imposed by regulatory bodies having jurisdiction over the Lender or Borrower, including without limitation, the Reserve Bank of Australia, which would limit or prohibit the extension of the credit contemplated hereby.

     2. Amount and Terms of Loans. Subject to the Regulatory Limitation, and the terms and conditions hereof and so long as no Event of Default (as defined herein) has occurred and is continuing, the Lender agrees to make revolving credit loans (the "Loans") to the Borrower from time to time during the period from the date on which all of the conditions set forth in Section 6 hereof have been satisfied through but not including the Maturity Date (as defined in the Note) in an aggregate principal amount not to exceed $2,100,000,000 outstanding at any time. The Loans shall be evidenced by a promissory note (the "Note") of the Borrower, substantially in the form of Exhibit A, to be executed and delivered to the Lender on or before the date of funding the first Loan (the "Initial Loan Date"). The Borrower hereby unconditionally promises to pay to the Lender on the Maturity Date the then unpaid principal amount of the Loans outstanding, together with any accrued and unpaid interest. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the Initial Loan Date until payment in full thereof at the rates, and on the dates, set forth in the Note. The Loans may be borrowed on any Business Day upon notice to the Lender prior to 3:00 p.m. New York City time on the date of such borrowing (which notice shall be accompanied by such information as shall be reasonably requested by the Lender) and may be prepaid at any time without premium or penalty.

     3. Covenants. The Borrower agrees that, so long as any amount is owing to the Lender hereunder or under the Note, the Borrower shall:

          (a) Furnish to the Lender within 90 days after the end of each fiscal year of the Borrower a copy of the Borrower's year end consolidated balance sheet, the related consolidated statements of income and retained earnings, and statements of cash flows. Such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP.

          (b) Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights and privileges necessary in the normal conduct of its business.

          (c) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions relating to the Borrower's business.

          (d) Maintain at all times its status as a FNMA and FHLMC approved Seller/Servicer, a GNMA approved Issuer/Servicer, a HUD Direct Endorsement Lender, a VA approved Lender and an FHA approved Lender in good standing.

     4. Events of Default; Remedies. If (a) the Borrower shall fail to pay any principal of the Loans when due in accordance with the terms hereof and of the Note, or (b) the Borrower shall fail to pay any interest on the Loans, or any other amount payable hereunder or under the Note, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof, or (c) any representation or warranty made by the Borrower herein or in any document delivered by the Borrower in connection herewith or which is contained in any certificate, document, or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other document shall prove to have been incorrect in any material respect on or as of the date made or deemed made, and the facts or circumstances in respect of which such representation or warranty was incorrect have not changed to make such representation or warranty correct within 30 days after it was made, then, and in any such event described in clause (a), (b), or (c) above,
(i) the Lender may by notice to the Borrower declare the commitment of the Lender to make Loans hereunder to be terminated and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Note to be due and payable forthwith, whereupon the same shall immediately become due and payable. The Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement.

     5. Payment of Expenses. The Borrower agrees (a) to pay or reimburse the Lender for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modifications to this Agreement and the Note and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lender, (b) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note and any such other documents, and (c) to pay, indemnify, and hold the Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Note and any such other documents (all the foregoing in this clause (c), collectively, the "Indemnified Liabilities"), provided that the Borrower shall have no obligation hereunder to the Lender with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of the Lender.

     6. Representations and Warranties. On and as of the date hereof, the Borrower represents and warrants to the Lender that:

     (a) The Borrower (i) is duly organized, validly existing and in good standing under the laws of the State of Florida, (ii) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engages, and (iii) is duly qualified and in good standing under the laws of each jurisdiction where its conduct of its business requires such qualification, except to the extent that the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect.

     (b) The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the borrowings under the terms and conditions of this Agreement and the Note and to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of any governmental authority or any other person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (c) Insofar as the Borrower's capacity to carry out any obligation under this Agreement is concerned, the Borrower is not in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statue, rule or regulation, and there is no such provision that adversely affects the Borrower's capacity to carry out such obligations. The Borrower's execution of, and performance pursuant to, this Agreement, including the borrowings hereunder and the use of any proceeds thereof, shall not result in any such violation.

Each request by the Borrower that a Loan be made hereunder, and each borrowing thereof, shall constitute a representation and warranty by the Borrower on the date thereof that all such representations and warranties set forth in the preceding sentence are true and correct in all material respects as if made on such date

     7. Conditions to Effectiveness. This Agreement shall be considered effective as of the date on which the Lender receives (i) the Note, duly executed and delivered by a duly authorized officer of the Borrower, (ii) such opinions of counsel to the Borrower as the Lender shall request and certified copies of the resolutions of the Board of Directors of the Borrower authorizing this Agreement and the borrowings and security interests contemplated hereby, and (iii) the opinion of a nationally recognized investment banking firm issued in conformity with the requirements of Section 1013 of that certain Indenture governing the 11 1/4% Series B Senior Secured Second Priority Notes of HomeSide International, Inc., the indirect parent of the Borrower.

     8. Counterparts. This agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower, and the Lender or to such other address as may be hereafter notified by the respective parties hereto:


                  The Borrower:            HomeSide Lending, Inc.
                                           7301 Baymeadows Way
                                           Jacksonville, FL 32256
                                           Attention: Debra F. Watkins
                                           Senior Vice President
                                           Fax: 904-281-7766

                  with a copy to:          HomeSide Lending, Inc.
                                           7301 Baymeadows Way
                                           Jacksonville, FL 32256
                                           Attention: G. Alan Howard
                                           First Vice President & Senior Counsel
                                           Fax: 904-281-3062

                  The Lender:              National Australia Bank Limited
                                           200 Park Avenue, 34th Floor
                                           New York, NY  10166
                                           Attention:  Michael G. McHugh
                                           Fax:  212-983-1969


provided that any notice, request or demand to or upon the Lender shall not be effective until received.

     11. Submission To Jurisdiction Waivers. The Borrower hereby irrevocably and unconditionally (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in section 10 of this Agreement or at such other address of which the Lender shall have been notified pursuant thereto, (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction, and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     12. WAIVERS OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    HOMESIDE LENDING, INC.



                                    By:     /s/James L. Krakau
                                            James L. Krakau
                                            First Vice President


                 NATIONAL AUSTRALIA BANK LIMITED A.C.N.004044937



                                    By:     /s/ R. Adams Perry, III
                                            R. Adams Perry, III
                                            Corporate Banking and Finance